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                                                                   Exhibit 10.21

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                                            AFTER RECORDING, PLEASE RETURN TO:

                                            STEVEN K. BENDER, ESQ.
                                            LONG ALDRIDGE & NORMAN LLP
                                            SUITE 5300
                                            303 PEACHTREE STREET
                                            ATLANTA, GEORGIA 30308

                                            PLEASE CROSS REFERENCE TO:

                                            (I) PERPETUAL RIGHT-OF-WAY AND
                                            EASEMENT AGREEMENT RECORDED AT DEED
                                            BOOK 195, PAGE 599, HEARD COUNTY,
                                            GEORGIA RECORDS, AS AMENDED BY
                                            AMENDMENT TO PERPETUAL RIGHT-OF-WAY
                                            AND EASEMENT AGREEMENT RECORDED AT
                                            DEED BOOK 200, PAGE 199, AFORESAID
                                            RECORDS, AS FURTHER AMENDED BY
                                            SECOND AMENDMENT TO PERPETUAL
                                            RIGHT-OF-WAY AND EASEMENT AGREEMENT
                                            TO BE RECORDED CONTEMPORANEOUSLY
                                            HEREWITH IN AFORESAID RECORDS;
                                            (II) NATURAL GAS PIPELINE RIGHT-OF-
                                            WAY RECORDED AT DEED BOOK 200, PAGE
                                            136,AFORESAID RECORDS, AS AMENDED
                                            BY AMENDMENT TO NATURAL GAS PIPELINE
                                            RIGHT-OF-WAY AND CONSENT AGREEMENT
                                            TO BE RECORDED CONTEMPORANEOUSLY
                                            HEREWITH IN AFORESAID RECORDS;
                                            (III) PERPETUAL RIGHT-OF-WAY AND
                                            EASEMENT AGREEMENT BY CHARLES L.
                                            GOODSON, AS EXECUTOR OF THE LAST
                                            WILL AND TESTAMENT OF ORA LEE
                                            GOODSON AND TO BE RECORDED
                                            CONTEMPORANEOUSLY HEREWITH IN
                                            AFORESAID RECORDS; AND
                                           (IV) NATURAL GAS PIPELINE
                                            RIGHT-OF-WAY BY GREAT NORTHERN
                                            NEKOOSA CORPORATION AND TENASKA
                                            GEORGIA PARTNERS, L.P. AND TO BE
                                            RECORDED CONTEMPORANEOUSLY HEREWITH
                                            IN AFORESAID RECORDS.

                 NON-INTERFERENCE AND CROSS-INDEMNITY AGREEMENT
                 (TENASKA, INC./TENASKA GEORGIA PARTNERS, L.P.)

         THIS NON-INTERFERENCE AGREEMENT AND CROSS-INDEMNITY (herein called this "Agreement") executed as of this 10th day of November, 1999 by TENASKA, INC., a Delaware corporation (herein called "Tenaska, Inc.") and TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership (herein called "TGP");

                           W I T N E S S E T H; That:

         WHEREAS, Tenaska, Inc. entered into (i) with Charles L. Goodson, as Executor of Last Will and Testament of Ora Lee Goodson (herein called "Goodson") that certain Perpetual Right-of-Way and Easement Agreement recorded at Deed Book 195, Page 599, Heard County, Georgia records, as amended by Amendment to Perpetual Right-of-Way and Easement Agreement recorded at Deed Book 200, Page 199, aforesaid records, as further amended by Second Amendment to Perpetual Right-of-Way and Easement Agreement and recorded contemporaneously herewith in aforesaid records (herein, as amended, called the "Tenaska, Inc. Goodson Easement"), and (ii) with Great Northern Nakoosa Corporation, a Maine corporation (herein called "GNNC") that certain Natural Gas Pipeline Right-of-Way recorded at Deed Book 200, Page 136, aforesaid records, as amended by Amendment to Natural Gas Pipeline Right-of-Way and Consent Agreement recorded contemporaneously herewith in aforesaid records (herein, as amended, called the "Tenaska, Inc. GNNC Easement"; the Tenaska, Inc. Goodson Easement and the Tenaska, Inc. GNNC Easement are sometimes herein collectively called the "Tenaska, Inc. Easements");

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         WHEREAS, TGP entered into (i) with Goodson that certain Perpetual
Right-of-Way and Easement Agreement and recorded contemporaneously herewith in aforesaid records (herein called the "TGP Goodson Easement"), and (ii) with GNNC that certain Natural Gas Pipeline Right-of-Way to be recorded contemporaneously herewith in aforesaid records (herein called the "TGP GNNC Easement"; the TGP Goodson Easement and the TGP GNNC Easement are sometimes herein collectively called the "TGP Easements"; the Tenaska, Inc. GNNC Easement and the TGP GNNC Easement are sometimes herein collectively called the "GNNC Easements");

         WHEREAS, the Tenaska, Inc. Easements and the TGP Easements provide for certain rights, privileges, duties, obligations and easements for each of Tenaska, Inc. and TGP, respectively;

         WHEREAS, Tenaska, Inc. and TGP desire for TGP's exercise of TGP's rights, privileges, duties, obligations and easements under the TGP Easements not to be interfered with by Tenaska, Inc.'s exercise of said rights, privileges, duties, obligations and easements;

         WHEREAS, Tenaska, Inc. and TGP desire to clarify certain arrangements under the indemnities contained in the GNNC Easements;

         NOW, THEREFORE, for and in consideration of $10.00, in hand paid by TGP to Tenaska, Inc., the mutual premises contained herein, and other valuable consideration, the receipt and sufficiency of each of which is hereby acknowledged, the parties hereby agree as follows:

         1. NO INTERFERENCE. Notwithstanding anything to the contrary in the Tenaska, Inc. Easements, the rights, privileges, and easements of Tenaska, Inc. under the Tenaska, Inc. Easements are subject to the prior and superior rights, privileges, and easements of TGP under the TGP Easements. Tenaska, Inc. shall exercise Tenaska, Inc.'s rights, privileges and easements under the Tenaska, Inc. Easements so as not to conflict, interfere, hamper or deny in any fashion TGP's rights, privileges, and easements under the TGP Easements. Tenaska, Inc. shall cooperate in good faith with TGP in exercising Tenaska, Inc.'s rights, privileges, and easements under the Tenaska, Inc. Easements in order to affect the same.

         2. CROSS-INDEMNITY. Tenaska, Inc. and TGP acknowledge that the GNNC Easements provide for certain indemnities by Tenaska, Inc. and TGP, respectively. Subject to the last sentence of this Section 2, (i) Tenaska, Inc. shall indemnify and hold harmless TGP from and against any and all claims, costs, damages, expenses and losses arising out of or relating to the exercise by Tenaska, Inc. of Tenaska, Inc.'s rights, privileges, duties, obligations and easements under the Tenaska, Inc. GNNC Easement, and (ii) TGP shall indemnify and hold harmless Tenaska, Inc. from and against any and all claims, costs, damages, expenses and losses arising out of or relating to the exercise by TGP of TGP's rights, privileges, duties, obligations and easements under the TGP GNNC Easement. Notwithstanding the foregoing of this Section 2, should a claim be made against either party under an indemnity under one or both of the GNNC Easements, as the case may be, then the other party shall indemnify and hold harmless the party

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against whom the claim was made only to the proportionate extent that such claim is the result of the acts or omissions of said other party.

         3. NO AMENDMENT. No party shall amend this Agreement without the prior written consent of all holders of a security interest or security title in the Power Plant Property (as defined in the TGP Easements). For purposes of this
Section 3, the consent of The Development Authority of Heard County (herein called "DAHC") is required for so long as DAHC owns any portion of the Power Plant Property.

         4. NO PARTNERSHIP OR JOINT VENTURE. This Agreement does not create an association, partnership, joint venture or a principal and agency relationship between Tenaska, Inc. and TGP.

         5. NO OBLIGATION TO ENFORCE. Neither Tenaska, Inc. nor TGP is obligated to take any action to enforce the terms of this Agreement or to exercise any of the rights, or privileges of Tenaska, Inc. or TGP hereunder.

         6. NO THIRD PARTY BENEFICIARIES. Except as set forth in Section 3 of this Agreement, no provision of this Agreement may be construed to create any rights or benefits in any person or entity other than Tenaska, Inc. and TGP.

         7. CUMULATIVE RIGHTS; NO WAIVER. Except as otherwise expressly set forth in this Agreement, all rights, powers and privileges conferred hereunder upon the parties are cumulative but not restricted to those given by law. No failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by any other party to its obligations hereunder, and no custom or practice of the parties in variance with the terms hereof, constitutes a waiver of any party's right to demand exact compliance with the terms hereof.

         8. CONSTRUCTION. This Agreement must be construed and interpreted under the laws of the State of Georgia. The captions of each Article, Section and paragraph of this Agreement and the particular pronouns used herein, whether masculine, feminine, or neuter, singular or plural, are intended only to be used as a convenience in reference and must not be construed to limit or change the meaning of the language of this Agreement taken by paragraph or as a whole. If any term, covenant, or condition of this Agreement or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Agreement or the application of such terms, covenants, and conditions to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected thereby and each term, covenant, or condition of this Agreement will be valid and be enforced to the fullest extent permitted by law.

         9. DURATION. The provisions of this Agreement are perpetual, binding upon Tenaska, Inc. and TGP, and run with and bind title to the property of Tenaska, Inc. and TGP, each to the same extent as provided in the Tenaska, Inc. Easements and the TGP Easements.

         10. NO REVERTER. No covenant or restriction herein is intended to be or will be construed as a condition subsequent, a conditional limitation, or as creating the possibility of reverter.

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         11. NO MERGER. There is no merger of the rights and privileges created hereby with the fee estate of Tenaska, Inc. or TGP, respectively, by reason of the fact that any single owner may hereafter own or hold all or a portion of the property subject to or benefited by the Tenaska, Inc. Easements or the TGP Easements, as the case may be, and no such merger will occur until Tenaska, Inc., TGP, and all persons or entities required for execution of an amendment under Section 4 execute a written statement or instrument affecting such merger and duly record the same.

                         [SIGNATURES BEGIN ON NEXT PAGE]


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   IN WITNESS WHEREOF, the parties have executed and delivered this Agreement under seal as of the day and year first above written.

                                 TENASKA, INC.:

Signed, sealed and delivered              TENASKA, INC., a Delaware corporation
in the presence of:                       Georgia corporation

/S/                                     By: /S/
   ---------------------------                 ---------------------------------
Official Witness                               Name:  Jerry K. Crouse
                                               Title: Vice President

/S/
   ---------------------------
Notary Public
                                        Attest:/S/
                                                  -----------------------
My commission expires:                       Name:  Paul G. Smith
                                             Title: Vice President

---------------------------
(NOTARIAL SEAL)                              [CORPORATE SEAL]

                                      TGP:

Signed, sealed and delivered          TENASKA GEORGIA PARTNERS, L.P., a
in the presence of:                   Delaware limited partnership

/S/                                   By: Tenaska Georgia, Inc., a Delaware
   ---------------------------                corporation
Official Witness

/S/                                  By: /S/
   -------------------------                ------------------------------
 Notary Public                              Name:  Michael F. Lawler
                                            Title: Vice President of Finance &
                                                   Treasurer

                                    Attest:/S/
                                              --------------------------
My commission expires:                      Name:  Douglas A. Troupe
                                            Title: Assistant Secretary/Assistant
                                                   Treasurer
---------------------------

(NOTARIAL SEAL)                                       [CORPORATE SEAL]


RENONINTERFERENCE&CROSSINDEMNITYAGREEMENT